SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            _________________________



                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



                                February 12, 2004
                            _________________________
                                  Date of Report
                        (Date of earliest event reported)



                    ADVANCED DIGITAL INFORMATION CORPORATION
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



        Washington                   0-21103                  91-1618616
________________________________________________________________________________
 (State or other jurisdiction  (Commission File No.)        (IRS Employer
     of incorporation)                                     Identification No.)




           11431 Willows Road NE, PO Box 97057, Redmond, WA 98073-9757
________________________________________________________________________________
               (Address of Principal Executive Offices) (Zip Code)



                                 (425) 881-8004
________________________________________________________________________________
              (Registrant's Telephone Number, Including Area Code)



________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.   Financial Statements and Exhibits

          (c)  Exhibits

          99.1 Press release issued by Advanced Digital Information Corporation, dated February 12, 2004

Item 12.  Results of Operations and Financial Condition

     The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.

     On February 12, 2004, Advanced Digital Information Corporation issued a press release announcing financial results relating to its first quarter 2004 ended January 31, 2004. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  February 12, 2004

                                Advanced Digital Information Corporation

                                By: /s/ Jon Gacek
                                    _________________________________
                                    Jon Gacek
                                    Senior Vice President and Chief
                                    Financial Officer